Exhibit 99.1

Slide Presentation

of

Deep Well Oil & Gas, Inc.

General Meeting of Shareholders

Held on September 17, 2014

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Deep Well Oil & Gas, Inc.

Presentation to the General Meeting of Shareholders

Presented by
Mr. Curtis Sparrow, P.Eng., MBA
Chief Financial Officer

Edmonton, Alberta
September 17, 2014

Forward Looking Statement

This presentation contains forward-looking statements. The words or phrases "potential," "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," "probable reserves," "possible reserves," "contingent resources," or similar expressions are intended to identify "forward-looking statements." Actual results could differ materially from those projected in the Company's proposed oil and gas related business. The Company's business is subject to various risks, which are discussed in the Company's filings with the U.S. Securities and Exchange Commission ("SEC") via EDGAR and the Canadian Securities Administrators ("CSA") via SEDAR. The Company's filings may be accessed at the SEC's Edgar system at www.sec.gov. Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. The Company cautions readers not to place reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such a statement. This presentation contains the term "contingent resources". The Company advises investors that although this term is recognized and required by Canadian securities regulations under National Instrument 51-101 Standards of Disclosure for Oil and Gas Activities, the SEC does not recognize this term. Investors are cautioned not to assume that any part or all of these contingent resources will ever be converted into reserves. In addition, contingent resources have a great amount of uncertainty as to their existence, and economic and legal feasibility. Under Canadian rules, estimates of contingent resources may not form the basis of feasibility or pre-feasibility studies, or economic studies except for a "preliminary assessment" as defined under National Instrument 51-101. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves which demonstrate actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The company uses certain terms in this presentation regarding contingent resources that the SEC guidelines strictly prohibit the Company from including in filings with the SEC.

Financial Overview

Consolidated Balance Sheets
US$

	Nine Months Ended June 30, 2014	Nine Months Ended June 30, 2013	Year End September 30, 2013	Year End September 30, 2012
ASSETS				
Current Assets	$ 3,389,319	$ 278,018	$ 7,770,925	$ 446,674
Capital Assets	20,278,583	16,609,707	16,595,443	13,788,778
	23,667,902	16,887,725	24,366,368	14,235,452
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current Liabilities	$ 409,950	$ 293,023	$ 475,902	$ 480,974
Long Term Debt	–	–	–	–
Asset retirement obligations	485,512	432,888	446,155	425,700
Loan Payable - Related Party	–	260,000	–	–
Shareholders' Equity	22,772,440	15,901,814	23,444,311	13,328,778
	$ 23,667,902	$ 16,887,725	$ 24,366,368	$ 14,235,452



Sawn Lake

Project Overview

Deep Well Oil and Gas, Inc.

Deep Well's Lands
Peace River Oil Sands Area of Alberta, Canada

- Our acreage covers 43,015 gross acres


Alberta
Peace River
Oil Sands
Area
Deep Well Oil & Gas, Inc.
Sawn Lake Project
Canada

Sawn Lake Project – Overview of Acreage

- Current Oil Sands acreage (68 sections of Land):
    - Gross – 43,000 acres
    - Net – 33,500 net acres after Farmout
- Working Interests ranging from 25% to 90%
- Plan to utilize a mixture of technologies to maximize value

Sawn Lake Project - Overview

- Drilled 12 wells to date and acquired a working interest in 2 water source wells
- Acquired +125 miles of seismic
- Entered into a government approved SAGD Project with Joint Venture Partners which is currently underway and operating
- Received governmental approval for our HCSS Project
- Entered into a Farmout Agreement to fully finance our portion of the first phases of the SAGD project

Sawn Lake Project – Farmout Agreement

- Entered into a Farmout Agreement on July 31, 2013
- In return for a net 25% working interest in 12 sections where we had a working interest of 50%, the Farmee will:
  - provide up to $40 million USD to fund our share of the SAGD Project
  - provide about 2/3 of our cash operating expenses
- Farmee has an option to obtain additional working interests ranging from 40% to 45% in another 56 sections of our acreage by financing the next US$110 million

Sawn Lake Project – Drilling Operations in the Area


DWOG 90% Working Interest Acreage - Operator
DWOG 80% Working Interest Acreage - Operator
DWOG 25% Working Interest Acreage
DWOG Vertical Crude Oil Well
DWOG Horizontal Crude Oil Well
Miles
0 1 2
Range 13 - W5
Range 12 - W5

- 90% WI in 51 sections where we are the operator
- 80% WI in 5 sections where we are the operator
- 92 25% WI in 12 sections
- We have a WI in 7 vertical wells and 5 horizontal wells (plus 2 water source wells)
- Vertical target depth of Bluesky formation is 640 – 700 meters
- Over 100 wells drilled and logged through the Bluesky formation by others in the area
  91 (shown in red symbols)
- Recently Penn West has become very active in the area drilling in a deeper formation

Sawn Lake Project – Seismic



7-36
6-22
7-14
7-30
4-32
DWOG 90% Working Interest Acreage - Operator
DWOG 80% Working Interest Acreage - Operator
DWOG 25% Working Interest Acreage
DWOG Vertical Crude Oil Well
DWOG Horizontal Crude Oil Well
0
1
2
Miles
92
91
Range 13 - W5
Range 12 - W5

- We have acquired and reprocessed over 125+ miles of seismic data



Sawn Lake Project – Infrastructure



DWOG 90% WI Acreage
DWOG 80% WI Acreage
DWOG 25% WI Acreage
DWOG Vertical Crude Oil Well
DWOG Horizontal Crude Oil Well
Crude Oil Pipeline
Gas Pipeline
SAGD Fuel Source Gas Pipeline
Water Pipelines (Source/Disposal)
Roads - All Weather
Roads - Winter Access
Penn West Proposed Roads
7-36
6-22
9-16
12-14
7-5
8-4
10-33
1-36
4-32
7-30
92
91
Nova Gas Transmission Ltd.
Keyera Energy Ltd.
Miles
0
1
2
Range 13 - W5
Range 12 - W5

- Close proximity to crude oil pipeline and gas pipeline
- All weather road access

Core Sample

- Bluesky Reservoir Core
- Net Pay from 5 to 30 meters



NORAB SAWN LK 00/09-16-092-13 W5M/0
Core #1
Top 638.00 m
Bottom 642.35 m

Other Companies in Close Proximity to our Sawn Lake Oil Sands Project



RAINBOW PIPELINE
Deep Well Acreage
12" NOVA GAS
8" LINE TO EVI
KEYERA PIPELINE
Shell Acreage
RED EARTH
BlackRock Ventures Inc. Seal Project Area acquired by Shell in May 2006 for $2.4 Billion Cdn
PEACE RIVER

Sawn Lake, Carmon Creek and Cliffdale Reservoir Comparison

	Deep Well	Shell	Baytex
Project	Sawn Lake	Carmon Creek	Cliffdale
Region	Peace River	Peace River	Peace River
Formation	Bluesky	Bluesky	Bluesky
Depth (m)	650 - 700	500 - 600	600 - 700
Net Pay (m)	5 - 30	5 - +30	15 - 20
Porosity Avg. (%)	30	29	27
Permeability (darcies)	1 - 8	0.5 - 4	0.5 - 5
Oil Saturation (%)	65 - 80	70 - 80	70
Oil Gravity (API)	8	8	11
Reservoir Temp. (C)	17	17	--
Thermal Process	SAGD/ HCSS	HCSS/SAGD/ Steam Drive	HCSS


04-32-091-12W5 Well
Progress Cavity Pump (screw pump) covered in bitumen from our 4-32 well. This well has been cased and completed for future production.



Sawn Lake Thermal Recovery Projects

Deep Well Oil and Gas, Inc.

Sawn Lake Project – Thermal Recovery Projects


DWOG Approved HCSS Project Location
SAGD Project Location Currently Underway
7-36
9-16
12-14
1-36
4-32
7-30
DWOG 90% Working Interest Acreage - Operator
DWOG 80% Working Interest Acreage - Operator
DWOG 25% Working Interest Acreage
DWOG Vertical Well
DWOG Horizontal Well
0
1
2
Miles
92
91
Range 13 - W5
Range 12 - W5

Current SAGD Project:

- Alberta Energy Regulator approved
- Project extraction method - Steam Assisted Gravity Drainage
- DWOG currently participating in an thermal recovery project with its joint venture partner on its 25% owned acreage
- Steam operations commenced in May 2014.
- Production commend this month

Proposed HCSS Project:

- Alberta Energy Regulator approved
- Project extraction method - Horizontal Cyclic Steam Stimulation
- DWOG plans to drill two horizontal wells on its 90% owned acreage.

Current Operations SAGD Project

SAGD Project Operations

- Entered into SAGD Demonstration Project Agreement
- Entered into a Farmout Agreement
- Drilled two horizontal SAGD wells on our 25% WI acreage
- Obtained a 25% working interest in two water wells
- Construction of the surface steam plant has been completed
- Pipelines to tie-in the water source and disposal wells to the SAGD plant facility have been completed
- Fuel source pipeline to tie into the SAGD plant facility has been completed
- Steam plant facility constructed
- First Steam began in May of 2014
- Production has commenced

SAGD Demonstration Project - Phase 1



SAGD Demonstration Project
Phase 1

- Determine and verify the commercial viability of SAGD technology in the Bluesky Reservoir
- First SAGD well pair drilled in 2013 to a depth of 650 meters with a horizontal length of 780 meters
- Commenced steam injection on May 21, 2014
- Bitumen production has commenced
- It is expected that the Phase 1 economics will be close to “breakeven” depending on production, steam/oil and cost of inputs

SAGD Demonstration Project – Phase 2

Deep Well Oil and Gas, Inc.

SAGD Demonstration Project
Phase 2

- Obtain additional technical information to further develop SAGD production
- Enhance economics by expanding the Phase 1 SAGD facility with additional SAGD wells
- Complete original 7-30 well as an additional producer
- Comply with Alberta Energy Regulator requirements and standards

SAGD Thermal Recovery Project Location



Deep Well Oil & Gas, Inc.
Well 7-30-091-12W5 surface site
SAGD Thermal Recovery Project
currently underway
Penn West
Penn West
Penn West


7-30-091-12W5 Location
Drilling rig used to drill the SAGD well pair.

SAGD Project



LSD 7, Section 30
Surface Location
Both horizontal wells have been drilled and completed for production from same surface pad location
30
Depth
Approx. 650m
Injector Well
Steam Chamber
780m Horz. Leg
Producer Well
Illustration not to scale










CAUTION









and Gas, Inc.

AER Approved HCSS Thermal Recovery Project

Deep Well Oil and Gas, Inc.

AER Approved HCSS Thermal Recovery Project

- Project extraction method – horizontal cyclic steam stimulation (HCSS)
- Received AER approval
- Plan to drill two horizontal wells on our 90% owned acreage
- We are currently waiting on the preliminary results of the SAGD Project to fine-tune our HCSS Project design

Reserves and Resources Overview

Deep Well Oil and Gas, Inc.

Cautionary Note To U.S. Investors concerning Contingent Resources

The following slides on reserves and contingent resources estimates were reported on Form 51-101F1 and filed with SEDAR in accordance with the Canadian Securities Regulators. The Company advises investors that although contingent resources are recognized by Canadian securities regulations, the U.S. Securities and Exchange Commission ("SEC") does not recognize contingent resources. Investors are cautioned not to assume that any part or all of the contingent resources reported on the following slides will ever be converted into reserves. In addition, "contingent resources" have a great amount of uncertainty as to their existence, and uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of the Company's contingent resources will ever be upgraded to a higher category. Under Canadian rules, estimates of contingent resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. The Company discloses contingent resources in its statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 and in this slide presentation that the SEC's guidelines strictly prohibit the Company from including in the Company's filings with the SEC. U.S. Investors are urged to consider closely the disclosure in the Company's Statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 and this presentation.

Reserve Estimates
as of September 30, 2013

Reserves Category	Bitumen (Oil Sands) Net [1] (Mbbl) Before Royalties	Net [2] (Mbbl) After Royalties
Proved	–	–
Total Proved	–	–
Probable	15,681	13,105
Total Proved plus Probable	15,681	13,105
Possible	3,876	2,970
Total Proved plus Probable plus Possible	19,557	16,075

[1] Reserves – the Company's working interest reserves (operating or non-operating) before deduction of royalties.

[2] Reserves – the Company's working interest reserves (operating or non-operating) after deductions of royalty obligations.



Contingent Resource Estimates
as of September 30, 2013

Reserves Category	CONTINGENT RESOURCES[1] Bitumen (Oil Sands) Gross Pool [2] (MMbbl)	Gross Working Interest [3] (MMbbl)
(C2) Best Estimated (P50) Contingent Resource	370.3	180.2

[1] Reserves and contingent resources involve different risks associated with achieving commerciality.

[2] Gross Pool Contingent Resources – are defined as the total estimated bitumen that is potentially recoverable from known accumulations.

[3] Gross Working Interest Contingent Resources – are defined as that portion of the gross pool contingent resources attributable the Company's working interests (operating or non-operating) before deduction of royalty obligations plus the Company's royalty interest in the property evaluated.

Reserves - Net Present Value of Future Net Revenue
as of September 30, 2013

Reserves Category	Before Income Taxes Discounted at % per year 0 (MM$)	10 (MM$)	After Income Taxes Discounted at % per year 0 (MM$)	10 (MM$)
Proved	–	–	–	–
Total Proved	–	–	–	–
Probable	264	79	197	48
Total Proved plus Probable	264	79	197	48
Possible	106	28	80	20
Total Proved plus Probable plus Possible	370	106	277	67

These revenue estimates are estimates only and the actual reserves and realized revenue may be greater or less than those calculated.



Contingent Resource - Net Present Value of Future Net Revenue
as of September 30, 2013

Reserves Category	Before Income Taxes Discounted at % per year 0 (MM$)	Before Income Taxes Discounted at % per year 10 (MM$)	After Income Taxes Discounted at % per year 0 (MM$)	After Income Taxes Discounted at % per year 10 (MM$)
(C2) Best Estimated (P50) Contingent Resource	5,183	242	3,875	153

Reserves and contingent resources involve different risks associated with achieving commerciality. It should not be assumed that the current worth of the estimated future net revenue disclosed in this table represents the fair market value of the resources.



Questions ?

Contact:

Corporate Office

Suite 700, 10150 – 100 Street NW

Edmonton, Alberta T5J 0P6 Canada

Telephone: (780) 409-8144

Facsimile: (780) 409-8146

Visit our web site at:

www.deepwelloil.com